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                       SUPPLEMENT TO THE PROSPECTUSES OF

TCW/DW CORE EQUITY TRUST Dated May 25, 1995
TCW/DW LATIN AMERICAN GROWTH FUND Dated March 30, 1995
TCW/DW SMALL CAP GROWTH FUND Dated April 26, 1995
TCW/DW TOTAL RETURN TRUST Dated September 28, 1995

    The disclosure contained in the section entitled "PURCHASE OF FUND SHARES" in each of the above Prospectuses is hereby modified to reflect that the minimum initial purchase in the case of investments through EasyInvest, an automatic purchase plan, is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months.

    The disclosure contained in the section entitled "REPURCHASES AND REDEMPTIONS -- Contingent Deferred Sales Charge" in each of the above Prospectuses is hereby modified to reflect that, in addition to the other circumstances discussed in that section, the Contingent Deferred Sales Charge ("CDSC"), if otherwise applicable, will be waived in the case of all redemptions of shares held for the benefit of a participant in a corporate or self-employed retirement plan qualified under Section 401(k) of the Internal Revenue Code which offers investment companies managed by the Manager or its parent, Dean Witter InterCapital Inc., as self-directed investment alternatives and for which Dean Witter Trust Company, an affiliate of the Manager, serves as recordkeeper or Trustee ("Eligible 401(k) Plan"), provided that either (a) the plan continues to be an Eligible 401(k) Plan after the redemption or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    The disclosure contained in the section entitled "REPURCHASES AND REDEMPTIONS -- Involuntary Redemption" in each of the above Prospectuses is hereby modified to provide that, in the case of an account opened through EasyInvest, the Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code), if after twelve months the shareholder has invested less than $1,000 in the account. No CDSC will be imposed on any involuntary redemption.

January 2, 1996